AMENDMENT NO. 4 TO CREDIT AGREEMENT


     This Amendment No. 4 to Credit Agreement (this "Amendment
Agreement") is entered into as of May 30, 1997 by and among Rawlings Sporting Goods Company, Inc. (the "Borrower"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent").

                           WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 8, 1994 and amended as of March 24, 1995, August 31, 1995 and September 23, 1996 (the
"Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to further amend the Credit Agreement on the terms and conditions herein set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2. Amendment to Credit Agreement. Section 6.28.3 is hereby amended by deleting the table set forth therein in its entirety and replacing it with the following:

               Measurement Date              Minimum Ratio

                    5/31/97                       1.75:1
                    8/31/97                       1.75:1
                    11/30/97     and the last     2.00:1
                         day of each Fiscal Quarter
                                 thereafter

3.   Representations and Warranties of the Borrower.

     3.1 The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


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     3.2  The Borrower hereby certifies that each of the
representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

4.   Reference to and Effect on the Credit Agreement.

     4.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     4.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.

     4.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit
Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent in connection with the preparation, execution and delivery of this Amendment Agreement.

6. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that the Agent has received counterparts of this Amendment Agreement duly executed by the Borrower and each Lender.

8. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

                   [signature pages to follow]

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     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders
have executed this Amendment Agreement as of the date first above written.


                                   RAWLINGS SPORTING GOODS
                                   COMPANY, INC.

                                   By:___________________________
                                   Title:________________________

                                   THE FIRST NATIONAL BANK OF
                                   CHICAGO, Individually and as
                                   Agent

                                   By:___________________________
                                   Title:________________________

                                   THE BANK OF NEW YORK

                                   By:___________________________
                                   Title:________________________

                                   THE BOATMEN'S NATIONAL BANK OF
                                   ST. LOUIS

                                   By:___________________________
                                   Title:________________________

                                   COMERICA BANK

                                   By:___________________________
                                   Title:________________________

                                   Keybank National Association

                                   By:___________________________
                                   Title:________________________